Exhibit 99.1

CENTERLINE HOLDING COMPANY

INSTRUCTIONS FOR COMPLETION OF CENTERLINE HOLDING COMPANY SUBSCRIPTION RIGHTS CERTIFICATES

PLEASE CONSULT THE ALTMAN GROUP, INC. (THE “INFORMATION AGENT”), OR YOUR BANK, BROKER OR OTHER NOMINEE AS TO ANY QUESTIONS.

The following instructions (the “Instructions”) relate to the grant by Centerline Holding Company (the “Company”) of non-transferable subscription rights to purchase our 11.0% cumulative convertible preferred shares, series A-1 (the “Convertible Preferred Shares”) to certain persons who at the close of business on February 4, 2008 (the “Record Date”) held eligible securities, as more fully described in the enclosed Prospectus Supplement, dated March 7, 2008 (the “Prospectus Supplement”).  We are granting at no charge, one non-transferable subscription right for each common share or common share equivalent (as defined in the Prospectus) held on the Record Date.  You are entitled to purchase one Convertible Preferred Share at a subscription price of $11.70 for every six rights granted to you.

The number of rights to which you are entitled is printed on the face of your subscription rights certificate (the “Subscription Rights Certificate”).  You should indicate your wishes with regard to the exercise of your rights by completing, executing and returning to Computershare Trust Company, N.A. (the “Subscription Agent”), your Subscription Rights Certificate in the envelope provided.  You should ensure that you complete the form on the reverse side of your Subscription Rights Certificate.

YOUR SUBSCRIPTION RIGHTS CERTIFICATE, OR NOTICE OF GUARANTEED DELIVERY, AND PAYMENT OF THE EXERCISE PRICE MUST BE RECEIVED BY THE SUBSCRIPTION AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON APRIL 4, 2008, UNLESS THE TIME PERIOD FOR EXERCISING THE RIGHTS IS EXTENDED BY THE COMPANY (AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”).  THE SUBSCRIPTION RIGHTS EXPIRE, IF NOT PREVIOUSLY EXERCISED, AT THE EXPIRATION TIME.  ONCE YOU HAVE EXERCISED YOUR SUBSCRIPTION RIGHTS, YOU MAY NOT REVOKE YOUR EXERCISE, UNLESS THE COMPANY OTHERWISE AGREES IN ITS SOLE DISCRETION.  EVEN IF THE COMPANY EXTENDS THE EXPIRATION TIME, YOU MAY NOT REVOKE YOUR EXERCISE.

1.	RIGHTS.

For every six subscription rights, you will be entitled to purchase one of our Convertible Preferred Shares, upon delivery of the required documents and payment of the per share subscription price of $11.70, prior to the Expiration Time. You are not required to exercise your subscription privilege in full. If the exercise of your subscription privilege would not entitle you to purchase at least one whole Convertible Preferred Share, however, you may not participate in the rights offering.  If you have fewer than six rights, they will expire at the Expiration Time.

2.	EXERCISING YOUR RIGHTS AND PAYING FOR YOUR CONVERTIBLE PREFERRED SHARES.

You may exercise your rights by properly completing and signing your Subscription Rights Certificate.  It is important that you also review and complete all of the required items on your Subscription Rights Certificate.

You must deliver your Subscription Rights Certificate to the Subscription Agent. The address of the Subscription Agent is set forth below and on your Subscription Rights Certificate. THE SUBSCRIPTION AGENT WILL NOT ACCEPT A FACSIMILE TRANSMISSION OF YOUR COMPLETED RIGHTS CERTIFICATE.

The delivery of your Subscription Rights Certificate must be accompanied by full payment of the subscription price for each Convertible Preferred Share you wish to purchase.  Your cash payment of the subscription price for all of the Convertible Preferred Shares you are purchasing must be made by (i) certified check drawn upon a U.S. bank (ii) cashier’s check drawn upon a U.S. bank or (iii) postal or express money order, in each case payable to “Centerline Holding Company”.

THE SUBSCRIPTION AGENT WILL NOT ACCEPT NON-CERTIFIED CHECKS DRAWN ON PERSONAL OR BUSINESS ACCOUNTS.  THE SUBSCRIPTION AGENT WILL ACCEPT PAYMENT ONLY BY CERTIFIED CHECK, CASHIER’S CHECK OR POSTAL OR EXPRESS MONEY ORDER.

Your cash payment of the subscription price for rights will be deemed to have been received by the subscription agent only when the subscription agent receives your certified or cashier’s check drawn upon a U.S. bank or postal or express money order.

If you wish to exercise rights, but you do not have sufficient time to deliver the Subscription Rights Certificate evidencing your rights to the Subscription Agent prior to the expiration of the rights offering, you may exercise your rights by the following guaranteed delivery procedures:

•
provide your payment in full of the subscription price for each Convertible Preferred Share being subscribed for pursuant to your Subscription Rights Certificate to the Subscription Agent before the Expiration Time;

•	deliver the form entitled “Notice of Guaranteed Delivery,” substantially in the form provided with these instructions, to the Subscription Agent at or before the Expiration Time; and

•
deliver the properly completed Subscription Rights Certificate evidencing your rights being exercised, and, if applicable for a nominee holder, the related nominee holder certification, with any required signatures guaranteed, to the Subscription Agent, within three (3) business days following the date your Notice of Guaranteed Delivery was received by the Subscription Agent.

Your Notice of Guaranteed Delivery must be delivered in substantially the same form provided with these Instructions.  Your Notice of Guaranteed Delivery must include a signature guarantee from an eligible institution that is a member of, or a participant in, a signature guarantee program acceptable to the Subscription Agent.

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You should deliver your Subscription Rights Certificate, payment of the subscription price and any Notices of Guaranteed Delivery to the Subscription Agent by United States mail or overnight courier to:

By United States Mail:	By Overnight Courier:
Centerline Holding Company	Centerline Holding Company
c/o Computershare Trust Company, N.A.	c/o Computershare Trust Company, N.A.
P.O. Box 859208	161 Bay State Drive
Braintree, MA 02185-9208	Braintree, MA 02184
Attn: Voluntary Corporate Actions	Attn: Voluntary Corporate Actions

If you have any questions about whether the Subscription Agent has received your completed Subscription Rights Certificate or payment, you may call the Information Agent at (866) 745-0267(shareholders) or (201) 806-7319 (brokers).

Your delivery to an address other than the addresses set forth above will not constitute valid delivery.

3.	METHOD OF DELIVERY OF YOUR RIGHTS CERTIFICATE TO THE RIGHTS AGENT.

You bear all risk for the method of delivery of your Subscription Rights Certificate, any necessary accompanying documents and payment of the subscription price to the Subscription Agent. If you send your Subscription Rights Certificate and other items by mail, we recommend that you send them by registered mail, properly insured, with return receipt requested. You should allow a sufficient number of days to ensure delivery prior to the Expiration Time.

4.	TRANSFERABILITY OF RIGHTS.

Except in the limited circumstances described below, only you may exercise your subscription rights. You may not sell, give away or otherwise transfer your subscription rights.

Notwithstanding the foregoing, your subscription rights may be transferred by operation of law.  For example, a transfer of subscription rights to the estate of the recipient upon the death of the recipient would be permitted. If the subscription rights are transferred as permitted, evidence satisfactory to us that the transfer was proper must be received by us prior to the Expiration Times.

5.	EXERCISING A PORTION OF YOUR RIGHTS.

You do not have to exercise all of the rights that you receive in order to exercise any of them. However, if you exercise any rights, you must exercise enough rights to buy at least one whole Convertible Preferred Share. We will not issue fractional Convertible Preferred Shares. Therefore, you may only exercise an aggregate number of rights that is divisible by six.

All remaining unexercised rights at the end of the offering will expire, will no longer be exercisable, and the holders of any unexercised rights will not be entitled to any consideration.

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6.	WITHDRAWAL OF EXERCISE OF RIGHTS.

Once you have exercised your subscription right, you may not revoke your exercise, unless we otherwise agree in our sole discretion.  Even if we extend the Expiration Time, you may not revoke your exercise.

7.	EXECUTION OF SUBSCRIPTION RIGHTS CERTIFICATE.

(a) Execution by Registered Holder.  The signature on the Subscription Rights Certificate must correspond with the name or names of the registered holder(s) exactly as it appears on the face of the Subscription Rights Certificate without any alteration or change whatsoever. In the case of joint registered holders, each person must sign the Subscription Rights Certificate in accordance with the foregoing. If you sign the Subscription Rights Certificate in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other fiduciary or representative, you must indicate the capacity in which you are signing when you sign and, if requested by the Subscription Agent in its sole and absolute discretion, you must present to the Subscription Agent satisfactory evidence of your authority to sign in that capacity.

(b) Signature Guarantee Required if Subscription Rights Certificate Not Executed by Registered Holder.  If the Subscription Rights Certificate is not registered in your name, your signature on the Subscription Rights Certificate must be guaranteed by an eligible institution, such as a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, subject to standards and procedures adopted by the Subscription Agent.

8.	PROCEDURES FOR DTC PARTICIPANTS.

If your rights are held of record through the facilities of Depository Trust Company (“DTC”), you may exercise your subscription rights for each beneficial holder by instructing DTC.

9.	ISSUANCE OF CONVERTIBLE PREFERRED SHARES IN BOOK-ENTRY FORM.

Unless we earlier terminate the rights offering, the Subscription Agent will deliver to you a direct registration system statement evidencing the book-entry issuance to you of the Convertible Preferred Shares you purchased in the rights offering as soon as practicable following the latest time by which Subscription Rights Certificates may be received under the guaranteed delivery procedures.

Your payment of the aggregate subscription price for Convertible Preferred Shares will be retained by the Subscription Agent and will not be delivered to the Company, unless and until your subscription is accepted and you are issued your Convertible Preferred Shares.  We will not pay you any interest on funds paid to the Subscription Agent, regardless of whether the funds are applied to the subscription price or returned to you.  You will have no rights as a shareholder of the Company with respect to the subscribed-for Convertible Preferred Shares until they are deposited in the book-entry account held on your behalf.  Upon the deposit of the Convertible Preferred Shares in the applicable book-entry account, you will be deemed the owner of the Convertible Preferred Shares you purchased by exercise of your subscription rights.  Unless otherwise instructed in the

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Subscription Rights Certificate, the Convertible Preferred Shares issued to you pursuant to your subscription will be registered in your name or the name of your nominee, if applicable.

10.	SUBSTITUTE FORM W-9.

If you elect to exercise the rights, you should provide the Subscription Agent with a correct Taxpayer Identification Number on the Substitute Form W-9, which is included with these Instructions (Exhibit B).  Additional copies of the Substitute Form W-9 may be obtained upon request from the Subscription Agent at the address, or by calling the telephone number, indicated above. Failure to provide the information on the form may subject you to a $50 penalty and to federal income tax backup withholding with respect to dividends that may be paid by us on Convertible Preferred Shares purchased upon the exercise of rights (for those holders exercising rights). See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, which are included with these Instructions (Exhibit A).

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Exhibit A

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYOR. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payor. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

FOR THIS TYPE OF ACCOUNT:	GIVE THE SOCIAL SECURITY NUMBER OF—
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4. (a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
(b) So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5. Sole proprietorship or single-owner LLC	The owner (3)

FOR THIS TYPE OF ACCOUNT:	GIVE THE EMPLOYER IDENTIFICATION NUMBER OF—
6. Sole proprietorship or single-owner LLC	The owner (3)
7. A valid trust, estate or pension trust	The legal entity (4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational or other tax-exempt organization account	The organization
10. Partnership	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
2.	Circle the minor’s name and furnish the minor’s social security number.
3.
You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

4.
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5. Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-800-TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING:

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An organization exempt from tax under Section 501(a), an individual retirement account (IRA) or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

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The United States or a state thereof, the District of Columbia, a possession of the United States or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

-	An international organization or any agency or instrumentality thereof.
-	A foreign government and any political subdivision, agency or instrumentality thereof.

OTHER PAYEES THAT MAY BE EXEMPT FROM BACKUP WITHHOLDING:

-	A corporation.
-	A financial institution.
-	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
-	A real estate investment trust.
-	A common trust fund operated by a bank under Section 584(a).
-	An entity registered at all times during the tax year under the Investment Company Act of 1940.
-	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
-	A futures commission merchant registered with the Commodity Futures Trading Commission.
-	A foreign central bank of issue.

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

-	Payments to nonresident aliens subject to withholding under Section 1441.
-	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
-	Payments of patronage dividends not paid in money.
-	Payments made by certain foreign organizations.
-	Section 404(k) payments made by an ESOP.

PAYMENTS OF INTEREST GENERALLY EXEMPT FROM BACKUP WITHHOLDING INCLUDE:

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Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the Payor.

-	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
-	Payments described in Section 6049(b)(5) to nonresident aliens.
-	Payments on tax-free covenant bonds under Section 1451.
-	Payments made by certain foreign organizations.
-	Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

PRIVACY ACT NOTICE. Section 6109 requires you to provide your correct taxpayer identification number to payors, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold as much as 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a Payor. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.  If you fail to furnish your taxpayer identification number to a Payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Exhibit B

SUBSTITUTE FORM W-9

Name (as shown on your income tax return)
Business name, if different from above
Check appropriate box: ☐ Individual/Sole proprietor    ☐  Corporation    ☐  Partnership
☐  Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) > --------
☐ Other (see instructions) >	☐ Exempt payee
Address (number,street, and apt. or suite no.)	Requester's name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Taxpayer Identification Number (TIN):
Social Security Number ______ - ____ - ________
or
Employer Identification Number ____ - ______________

Certification:

Under penalties of perjury, I certify that:
1.	The number shown on this Substitute Form W-9 is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person.
Signature of U.S. person: ___________________________________________ Date: _________

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